UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

APPLIED GENETIC TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36370	59-3553710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14193 NW 119th Terrace

Suite 10

Alachua, Florida, 32165

(Address of principal executive offices) (Zip Code)

(386) 462-2204

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AGTC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2021, the compensation committee of the board of directors of Applied Genetic Technologies Corporation (the “Company”) approved additional compensation to be provided to Stephen W. Potter, the Company’s Chief Business Officer, pursuant to a First Amendment to Employment Agreement with Mr. Potter (the “Amendment”). Under the terms of the Amendment, Mr. Potter will receive an additional payment of $10,000 per month, effective beginning on July 1, 2021 and continuing through June 30, 2022, subject to Mr. Potter’s continued employment with the Company. The payments will accrue on a monthly basis and be payable by the Company to Mr. Potter on a quarterly basis, with the payment of the aggregate amount accrued during each fiscal quarter payable during the first month following the applicable quarter.

The Amendment also provides that Mr. Potter will be granted restricted stock units (“RSUs”) representing the contingent right to receive, upon vesting of each unit, one share of the Company’s common stock, par value $0.001 per share, pursuant to and in accordance with the Company’s 2013 Equity and Incentive Plan. The RSUs vest in two installments, with 75% vesting on June 30, 2022 and the remaining 25% vesting on December 31, 2022, subject to Mr. Potter’s continued engagement with the Company as of each vesting date.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Employment Agreement by and between the Company and Stephen W. Potter, dated as of June 17, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED GENETIC TECHNOLOGIES CORPORATION

By:	/s/ Susan B. Washer
Susan B. Washer
Chief Executive Officer

Date: June 21, 2021